UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2011

Footstar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11681	22-3439443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard, Mahwah, New Jersey		07430
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 934-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (“Form 8-K/A”) amends the Form 8-K filed by Footstar, Inc. (the “Company”) on April 6, 2011 to include the certain financial information required by Item 9.01 of the Form 8-K in connection with Footstar’s acquisition of CPEX Pharmaceuticals, Inc. (“CPEX”) on April 5, 2011 through the merger of FCB I Acquisition Corp., the Company’s indirectly, majority owned subsidiary (“Merger Sub”), with and into CPEX pursuant to the Agreement and Plan of Merger dated as of January 3, 2011 by and among FCB I Holdings Inc., Merger Sub and CPEX.

FOOTSTAR, INC. OWNERSHIP LIMITATION

THE COMPANY HAS A SHAREHOLDER RIGHTS AGREEMENT, WHICH CONTAINS PROVISIONS THAT PROHIBIT ANY PERSON OR GROUP FROM ACQUIRING BENEFICIAL OWNERSHIP OF MORE THAN 4.75 PERCENT OF THE COMPANY’S COMMON STOCK WITHOUT ITS PRIOR CONSENT AND AS FURTHER PROVIDED THEREIN.

The Rights Agreement (the “Rights Plan”), dated as of March 8, 1999, between the Company and Mellon Investor Services LLC, as Rights Agent, was filed as Exhibit 1 to the Company’s Form 8-A filed with the Securities and Exchange Commission (the “SEC”) on March 9, 1999. The Rights Plan was amended by Amendment No. 1 to the Rights Plan, dated as of May 31, 2002, which was filed as Exhibit 2 to the Company’s Form 8-A/A filed with the SEC on June 4, 2002. The Rights Plan was additionally amended by Amendment No. 2 to the Rights Plan, dated as of February 4, 2009, which was filed as Exhibit 4.1 to the Company’s Form 8-K filed on February 4, 2009.

Item 9.01                      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements required by this Item of CPEX as of December 31, 2010 and December 31, 2009 are attached hereto as Exhibit 99.2 and are incorporated herein by reference (incorporated herein by reference to Part II, Item 8 of CPEX’s Annual Report on Form 10-K filed on March 31, 2011).

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of January 1, 2011 and unaudited pro forma condensed combined statement of operations for the year ended January 1, 2011, and the notes related thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Document
2.1
Agreement and Plan of Merger, dated as of January 3, 2011, by and among CPEX Pharmaceuticals, Inc., FCB I Holdings Inc. and FCB I Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2011).

10.1
Loan Agreement, dated as of January 3, 2011, by and among FCB I LLC, The Bank of New York Mellon, as Agent, and the Lenders from time to time party thereto (previously filed as Exhibit 10.1 to this Form 8-K).

10.2	Bridge Loan Agreement, dated as of April 5, 2011, by and between FCB I Holdings Inc. and Footstar Corporation (previously filed as Exhibit 10.1 to this Form 8-K).

10.3	Bridge Loan Agreement, dated as of April 5, 2011, by and among FCB I Holdings Inc., Black Horse Capital LP and Black Horse Capital Master Fund Ltd (previously filed as Exhibit 10.1 to this Form 8-K).

99.1	Press release issued on April 5, 2011 by Footstar, Inc. (previously filed as Exhibit 10.1 to this Form 8-K).

99.2
Audited consolidated financial statements of CPEX, Pharmaceuticals, Inc. as of December 31, 2010 and December 31, 2009 (incorporated herein by reference to Part II, Item 8 of CPEX Pharmaceuticals, Inc.’s Annual Report on Form 10-K filed on March 31, 2011).

99.3
Unaudited pro forma condensed combined balance sheet as of January 1, 2011 and unaudited pro forma condensed combined statement of operations for the year ended January 1, 2011, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FOOTSTAR, INC.

Dated: May 16, 2011	By:	/s/ Jonathan M. Couchman
		Name:	Jonathan M. Couchman
		Title:	President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
2.1
Agreement and Plan of Merger, dated as of January 3, 2011, by and among CPEX Pharmaceuticals, Inc., FCB I Holdings Inc. and FCB I Acquisition Corp. (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K filed with the Securities and Exchange Commission on January 6, 2011).

10.1
Loan Agreement, dated as of January 3, 2011, by and among FCB I LLC, The Bank of New York Mellon, as Agent, and the Lenders from time to time party thereto (previously filed as Exhibit 10.1 to this Form 8-K).

10.2	Bridge Loan Agreement, dated as of April 5, 2011, by and between FCB I Holdings Inc. and Footstar Corporation (previously filed as Exhibit 10.1 to this Form 8-K).

10.3	Bridge Loan Agreement, dated as of April 5, 2011, by and among FCB I Holdings Inc., Black Horse Capital LP and Black Horse Capital Master Fund Ltd (previously filed as Exhibit 10.1 to this Form 8-K).

99.1	Press release issued on April 5, 2011 by Footstar, Inc. (previously filed as Exhibit 10.1 to this Form 8-K).

99.2
Audited consolidated financial statements of CPEX, Pharmaceuticals, Inc. as of December 31, 2010 and December 31, 2009 (incorporated herein by reference to Part II, Item 8 of CPEX Pharmaceuticals, Inc.’s Annual Report on Form 10-K filed on March 31, 2011).

99.3
Unaudited pro forma condensed combined balance sheet as of January 1, 2011 and unaudited pro forma condensed combined statement of operations for the year ended January 1, 2011, and the notes related thereto.